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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 6, 2002

                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-31191               04-3324394
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)


        5 Sylvan Way, Suite 200
        Parsippany, New Jersey                                  07054
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On March 6, 2002, The Medicines Company announced that it had entered into an agreement with AstraZeneca PLC for the licensing, development and commercialization of clevidipine, an intravenous, short-acting calcium channel blocker. Clevidipine will be developed in Phase 3 by The Medicines Company for the short-term control of high blood pressure in the hospital setting. AstraZeneca has completed clinical pharmacology, dose-finding and efficacy studies that demonstrate that clevidipine has a short duration of action, a short plasma half life, and a selective effect on blood pressure.

     The agreement covers all worldwide territories except Japan. The Medicines Company will perform further clinical development and has the right to commercialize the product in all other territories worldwide including the United States. Financial terms of the agreement were not disclosed.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2002                  THE MEDICINES COMPANY


                                       By: /s/ Peyton J. Marshall
                                          --------------------------------------
                                          Peyton J. Marshall
                                          Senior Vice President and Chief
                                          Financial Officer



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